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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2004



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                               36-3520923
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)               Identification No.)



        1250 S. GROVE AVE., SUITE 200
            BARRINGTON, ILLINOIS                         60010
  (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (847) 382-2064




                                 Not applicable
          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.    OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on June 14, 2004 the Company filed its monthly operating reports covering the period ended May 31, 2004 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:



                  1.  Summary of Cash Accounts.
                  2.  Receipts Listings.
                  3.  Disbursements Listings.
                  4.  Loan Account.
                  5.  Statement of Aged Receivables and Accounts Payable Aging.
                  6.  Tax Questionnaire.
                  7.  Declaration.



ITEM 7.    EXHIBITS

  (c)  Exhibit


   Exhibit
   Number                                     Description
-----------   ------------------------------------------------------------------

   99.1       Financial Information dated May 31, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                FGI Group Inc.

                                /s/ F. Terrence Blanchard
                                ------------------------------------------------
                                F. Terrence Blanchard
                                President and Chief Financial Officer



June 14, 2004